UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2024

Jingbo Technology, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56570	47-3240707
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Building B8, China Zhigu, Yinhu Street, Fuyang District, Hangzhou, Zhejiang, China	310000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 57187197085

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 27, 2024, Hangzhou Zhuyi Technology Co., Ltd. (“Hangzhou Zhuyi”), a wholly-owned subsidiary of Jingbo Technology, Inc. (the “Company”), entered into a shares transfer agreement, with Qiaofei Li and Haikou Zhuyi Technology Co., a wholly-owned subsidiary of Hangzhou Zhuyi. Pursuant to the agreement, Hangzhou Zhuyi transferred all the equity interest of Haikou Zhuyi to Qiaofei Li for consideration of $0. Haikou Zhuyi has no material operations before the transfer, and Hangzhou Zhuyi received a valuation report from a third party before it entered into the agreement.

On the same date, Hangzhou Zhuyi entered into a shares transfer agreement with Lili Xu and Yibin Huibo Technology Co. (“Yibin”), which was 80% owned by Hangzhou Zhuyi. Pursuant to the shares transfer agreement, Hangzhou Zhuyi transferred all the equity interest it owned in Yibin to Lili Xu for consideration of $0. Yibin has no material operations before the transfer, and Hangzhou Zhuyi received a valuation report from a third party before it entered into the agreement.

On the same date, Hangzhou Zhuyi entered into a shares transfer agreement with Changsen Chi and Liangshan Tongfu Technology Co. (“Liangshan”), which was 67% owned by Hangzhou Zhuyi. Pursuant to the shares transfer agreement, Hangzhou Zhuyi transferred all the equity interest it owned in Liangshan to Changsen Chi for consideration of $0. Liangshan has no material operations before the transfer, and Hangzhou Zhuyi received a valuation report from a third party before it entered into the agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Disclosure in Item 1.01 is incorporated by reference into this Item 2.01.

On August 22, 2024, Hangzhou Zhuyi, the sole shareholder of Zhejiang Linglingyi Network Technology Co. (“Linglingyi”) passed a shareholder resolution. Pursuant to the resolution, given that Linglingyi has no material operations, the shareholder has decided to liquidate Linglingyi. The disposition process will be completed on September 11, 2024, the last day of announcement period, pursuant to the applicable laws in China.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Jingbo Technology, Inc.

Date: August 29, 2024	By:	/s/ Guowei Zhang
Guowei Zhang, Chief Executive Officer